EXECUTION VERSION
Exhibit 10.1
TWELFTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT
THIS TWELFTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT (this “Amendment”), dated as of April 24, 2023, is entered into by and between MORGAN STANLEY BANK, N.A., a national banking association, as buyer (together with its successors and assigns “Buyer”), and GP COMMERCIAL MS LLC (f/k/a TH Commercial MS II, LLC), a Delaware limited liability company, as seller (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).
WITNESSETH:
WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of February 18, 2016, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 30, 2016, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of October 27, 2017, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 9, 2018, and as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 21, 2019, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guaranty, dated as of September 25, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 25, 2021, as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 14, 2021, as further amended by that certain Tenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 22, 2022, as further amended by that certain Eleventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 20, 2022 (as the same has been or may be further amended, modified and/or restated from time to time, the “Master Repurchase Agreement”);
WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Master Repurchase Agreement shall be amended as set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendment to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:
(a)    The definition of “Facility Amount” in Section 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
(i)    “Facility Amount” shall mean Four Hundred Seventy Five Million Dollars ($475,000,000.00).
(b)    The definition of “Facility Termination Date” in Section 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
(i)    “Facility Termination Date” shall mean June 28, 2024 as the same may be extended in accordance with Section 9(a) of this Agreement.

(c)    The following definitions are hereby deleted from Section 2 of the Master Repurchase Agreement: “Facility Increase Conditions” and “Facility Increase Fee”.
(d)    Section 9(b) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following: “Intentionally omitted.”
2.    Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following:
(a)    This Amendment duly executed and delivered by Seller, Guarantor and Buyer;
(b)    That certain side letter dated as of the date hereof duly executed and delivered by Seller, Guarantor and Buyer;
(c)    Payment by Seller of (i) the Extension Fee in accordance with the terms of the Fee Letter and (ii) the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby;
(d)    Buyer shall have received opinions of counsel to Seller and Guarantor in form and substance satisfactory to Buyer as to authority, enforceability, and such other matters as may be reasonably requested by Buyer; and
(e)    Buyer shall have received such other documents as Buyer may reasonably request.
3.    Representations and Warranties of Seller and Guarantor. On and as of the date hereof, after giving effect to this Amendment:
(a)    each of Seller and Guarantor hereby represents and warrants to Buyer that no Default, Event of Default or Margin Deficit exists, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by such party of this Amendment;
(b)    no amendments have been made to the organizational documents of Seller or Pledgor since February 18, 2016 other than the Certificate of Amendments each dated September 3, 2019;
(c)    no amendments have been made to the organizational documents of Guarantor since June 28, 2017 other than supplemental articles filed with respect to the issuance of authorized (but previously unissued) preferred stock in the Guarantor, copies of which have been provided to Buyer; and
(d)    Seller hereby represents and warrants to Buyer that all representations and warranties of Seller and Pledgor in all Transaction Documents are true, correct, complete and accurate in all respects (except for any such representation or warranty (a) that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date or (b) that is no longer true as a result of a change in fact with respect to a Purchased Asset that was consented to in writing by Buyer); and
(e)    Guarantor hereby represents and warrants to Buyer that all representations and warranties of Guarantor contained in the Guaranty are true and correct in all material respects (except for any such representation or warranty that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date).

4.    Continuing Effect; Reaffirmation of Master Repurchase Agreement and Guaranty.
(a)    As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the Guaranty are ratified and confirmed by the respective parties thereto and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer, and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.
(b)    Seller, Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Master Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor under or in connection with the Master Repurchase Agreement, the Guaranty or any other document executed in connection therewith to which Seller or Guarantor is a party.
(c)    It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of Seller and Guarantor under the Master Repurchase Agreement and the other Transaction Documents are preserved, and (ii) the liens and security interests granted under the Master Repurchase Agreement continue in full force and effect.
5.    Binding Effect; No Partnership. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the respective parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.
6.    Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature, (b) accepts the Electronic Signature of each other party to this Amendment, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this paragraph shall, for the avoidance of doubt, be deemed to include Electronic Signatures and the use and keeping of records in electronic form, each of which shall have the same legal effect, validity and enforceability as manually executed signatures and the use of paper records and paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, state laws based on the Uniform Electronic Transactions Act, or any other state law.
7.    Further Agreements. Each of Seller and Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.    Governing Law; Submission to Jurisdiction, Etc. The provisions of Section 18 of the Master Repurchase Agreement are hereby incorporated herein by reference and shall apply to this

Amendment, mutatis mutandis, as if more fully set forth herein.

9.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.    References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement, as amended hereby, unless the context expressly requires otherwise.
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.
BUYER:
MORGAN STANLEY BANK, N.A., a national banking association
By:     /s/ Anthony Preisano
    Name:    Anthony Preisano
    Title:    Authorized Signatory

SELLER:
GP COMMERCIAL MS LLC,
a Delaware limited liability company
By:     /s/ Michael Karber
    Name:    Michael Karber
    Title:    General Counsel

The undersigned hereby acknowledges the execution of this Amendment and agrees that the Guaranty is hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or modified by this Amendment. In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect.

GUARANTOR:
GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation
By:     /s/ Michael Karber
    Name:    Michael Karber
    Title:    General Counsel